SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 15, 2005

CAPITOL FEDERAL FINANCIAL

(Exact name of Registrant as specified in its Charter)

United States (State or other jurisdiction of incorporation)	000-25391 (Commission File Number)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue   Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

Next Page

The purpose of this amendment on Form 8-K/A to the Current Report on Form 8-K furnished by the Registrant on November 15, 2005 (the "Initial 8-K") is to correct an inadvertent error in the slide included in Exhibit 99.1(b) captioned "Net Interest Margin."  Other than this correction, the information provided in the Initial 8-K remains unchanged.

ITEM 7.01   OTHER EVENTS

      The Registrant's press release dated November 15, 2005, announcing that it will participate as a presenter in the Sandler O'Neill & Partners L.P. 2005 Financial Services Conference in Naples, Florida is attached hereto as Exhibit 99.1(a), and is incorporated herein by reference. Additional information supplied includes Exhibit 99.1(b), CFFN Sandler O'Neill Financial Services Conference slide presentation.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1(a) - Press Release dated November 15, 2005.

Exhibit 99.1(b) - CFFN Sandler O'Neill Financial Services Conference Slide Presentation.

Next Page

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: November 15, 2005	By:	/s/ John B. Dicus John B. Dicus, President and Chief Executive Officer
Date: November 15, 2005	By:	/s/ Kent G. Townsend Kent G. Townsend, Executive Vice President and Chief Financial Officer

End.